Credit facility (Details Narrative) - USD ($)	1 Months Ended	12 Months Ended
	Jan. 16, 2024	Dec. 31, 2023
Credit facility
Legal fees		$ 271,029
Total revolving credit facility, amount	$ 150,000
Revolving credit facility, interest rate percentage	Amounts drawn on the Facility are subject to interest at SOFR plus 2.50% to 3.50% per annum, and the undrawn portion is subject to a standby fee of 0.5625% to 0.7875% per annum	On execution of the Facility on January 16, 2024, the Company paid BMO a one-time arrangement fee of 0.5% and a two-year upfront fee of 0.25% per annum on the total Facility amount
Revolving credit facility, amount	$ 15,000,000
Additional revolving credit facility, amount	$ 10,000,000